UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24 , 2018 (August 22, 2018)

The Scotts Miracle-Gro Company

(Exact name of registrant as specified in its charter)

Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 24, 2018, The Scotts Company LLC (“Scotts LLC”), a wholly-owned subsidiary of The Scotts Miracle-Gro Company (“Scotts Miracle-Gro”), entered into Amendment No. 1 to the Master Repurchase Agreement (the “Repurchase Amendment”) and Amendment No. 2 to Master Framework Agreement (the “Framework Amendment, and together with the Repurchase Amendment, the “Amendments”) in each case by and among Scotts LLC, Coöperatieve Rabobank, U.A. (New York Branch), as a purchaser and agent of the purchasers (“Rabobank”), and Sumitomo Mitsui Banking Corporation (New York Branch), as a purchaser (“Sumitomo”) and Scotts Miracle-Gro.

The Amendments, together with the Master Repurchase Agreement and Master Framework Agreement (as previously amended) and in each case entered into on April 7, 2017, by and among Scotts LLC, Coöperatieve Rabobank, U.A. (New York Branch), as a purchaser and agent of the purchasers, and Sumitomo Mitsui Banking Corporation (New York Branch), as a purchaser, are collectively referred to as the “Receivables Facility.”

Under the Receivables Facility, Scotts LLC may sell a portfolio of available and eligible outstanding customer accounts receivable to the purchasers and simultaneously agree to repurchase the receivables on a weekly basis. The eligible amount of customer accounts receivables which may be sold is up to $400 million and the commitment amount during the seasonal commitment period is up to $160 million. Among other things, the Amendments (i) extend the expiration date of the Receivables Facility from August 24, 2018 to August 23, 2019 (ii) define the seasonal commitment period of the Receivables Facility as beginning on February 22, 2019 and ending on June 21, 2019 and (iii) revises the repurchase price for customer accounts receivable to LIBOR (with a floor of zero) plus 0.875% (from LIBOR (with a floor of zero) plus 0.90%). Scotts Miracle-Gro continues to guarantee all of Scotts LLC’s obligations under the Receivables Facility.

The foregoing summary of the material terms of the Amendment is qualified in its entirety by reference to the Repurchase Amendment and the Framework Amendment, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2018, The Scotts Company LLC (the “Company”) entered into an Executive Retention Agreement (“Retention Agreement”) with Denise S. Stump pursuant to which Ms. Stump may receive retention benefits in exchange for delaying her planned retirement date until at least December 31, 2020. The Company will pay Retention Benefits under the Retention Agreement only if either of the following conditions are satisfied: (a) her employment with the Company terminates due to Retirement, as defined in the Retention Agreement, or (b) her employment with the Company terminates at any time due to Disability.

Provided Ms. Stump satisfies the conditions for payment under the Retention Agreement, she would be eligible for the following Retention Benefits:

•	a continuation of base salary, in accordance with the Company’s normal payroll practices, for a period of twenty-four months ;

•	a bonus multiple of two times the target bonus opportunity for the plan year in which the termination occurs, to be paid in two equal installments on the first and second anniversary of the termination effective date; and

•	a monthly payment equal to the excess of the then COBRA premium charged by the Company to terminated employees over the premium charged to active employees, for a period of up to twenty four months.

For purposes of the Retention Agreement, “Retirement” means that Ms. Stump has (i) voluntarily terminated employment with the Company on or after December 31, 2020, and (ii) provided written notice to the Company of her intent to so terminate her employment no earlier than 12 months before her Effective Date of Termination. Also for purposes of the Retention Agreement, “Disability” means a condition for which she qualifies for benefits under The Scotts Miracle-Gro Company’s Long-Term Disability Plan or another long-term disability plan sponsored by the Company.

If Ms. Stump’s employment with the Company terminates for any reason other than Retirement or Disability, she shall not receive Retention Benefits under the Retention Agreement. However, she may be entitled to receive severance benefits pursuant to the Company’ Executive Severance Plan, depending on the circumstances surrounding her termination. In no event could Ms. Stump receive benefits under both the Executive Severance Plan and the Retention Agreement.

The foregoing description of the terms of the Retention Agreement is qualified in its entirety by reference to the full text of the Retention Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired:

Not applicable.

(b)    Pro forma financial information:

Not applicable.

(c)     Shell company transactions:

Not applicable.

(d)    Exhibits:

Exhibit No.	Description

10.1	Amendment No. 1 to Master Repurchase Agreement with Coöperatieve Rabobank, U.A. (New York Branch), as agent and purchaser, and Sumitomo Mitsui Banking Corporation (New York Branch), as purchaser, dated as of April 7, 2017

10.2	Amendment No. 2 to Master Framework Agreement with Coöperatieve Rabobank, U.A. (New York Branch), as agent and purchaser, and Sumitomo Mitsui Banking Corporation (New York Branch), as purchaser, dated as of August 25, 2017

10.3	Retention Agreement, dated August 22, 2018, by and between The Scotts Company LLC and Denise S. Stump

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: August 24, 2018	By:	/s/ IVAN C. SMITH
	Printed Name:	Ivan C. Smith
	Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated August 24, 2018

The Scotts Miracle-Gro Company

Exhibit No.	Description

10.1	Amendment No. 1 to Master Repurchase Agreement with Coöperatieve Rabobank, U.A. (New York Branch), as agent and purchaser, and Sumitomo Mitsui Banking Corporation (New York Branch), as purchaser, dated as of April 7, 2017

10.2	Amendment No. 2 to Master Framework Agreement with Coöperatieve Rabobank, U.A. (New York Branch), as agent and purchaser, and Sumitomo Mitsui Banking Corporation (New York Branch), as purchaser, dated as of August 25, 2017

10.3	Retention Agreement, dated August 22, 2018, by and between The Scotts Company LLC and Denise S. Stump